UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2023

Amgen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37702	95-3540776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks California	91320-1799
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(805) 447-1000

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AMGN	The Nasdaq Stock Market LLC
2.000% Senior Notes Due 2026	AMGN26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 6, 2023, Amgen Inc., a Delaware corporation (“Amgen”), Horizon Therapeutics plc, a public limited company incorporated under the laws of Ireland (“Horizon”), and Pillartree Limited, a private limited company incorporated under the laws of Ireland and a wholly owned subsidiary of Amgen (“Acquirer Sub”), completed the transactions contemplated by that certain Transaction Agreement (the “Transaction Agreement”), dated as of December 11, 2022, by and among Amgen, Horizon and Acquirer Sub. Pursuant to a court-sanctioned scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act 2014 (the “Scheme”), Acquirer Sub acquired the entire issued ordinary share capital of Horizon (the “Acquisition”) and Horizon became a wholly-owned subsidiary of Amgen.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Acquisition was conditioned on, among other things, the sanction of the Scheme by the Irish High Court (the “Court”) and the delivery of the Court Order (as defined in the Transaction Agreement) to the Registrar of Companies in Dublin, Ireland. On October 5, 2023, the Court sanctioned the Scheme. On October 6, 2023, the Court Order was delivered to the Registrar of Companies, at which time the Scheme became effective (the “Effective Time”).

At the Effective Time, Acquirer Sub acquired all of the outstanding ordinary shares of Horizon of nominal value $0.0001 per share (the “Ordinary Shares”) other than Ordinary Shares held by Horizon or its subsidiaries (such acquired Ordinary Shares, collectively, the “Horizon Shares”) and each holder of Horizon Shares outstanding as of 11:59 p.m. New York City time on October 5, 2023, the business day prior to the occurrence of the Effective Time (the “Scheme Record Time”), obtained the right to receive $116.50 in cash in exchange for each Horizon Share (the “Consideration”). In respect of the Horizon Shares issued and outstanding as of the Scheme Record Time, Amgen paid an aggregate of approximately $26.7 billion in cash to former shareholders of Horizon.

Pursuant to the Transaction Agreement, at the Effective Time, each outstanding equity award with respect to Horizon Shares (other than certain restricted stock unit awards denominated in Horizon Shares (“Horizon RSUs”)) was, whether vested or unvested, cancelled and converted into the right to receive the Consideration (less the applicable exercise price in the case of options). Other than any Horizon RSUs granted to non-employee directors or former service-providers of Horizon as of the completion date for the Acquisition (which Horizon RSUs were canceled and converted into the right to receive the product of the Consideration, multiplied by the total number of Horizon Shares subject to such Horizon RSUs immediately prior to the Effective Time), all Horizon RSUs were assumed by Amgen and converted into restricted stock units (each, an “Amgen RSU”) denominated in shares of common stock of Amgen, par value $0.0001 per share (“Amgen Common Stock”), with the number of shares of Amgen Common Stock subject to each such Amgen RSU equal to the product (rounded down to the nearest whole number) of (i) the number of Horizon Shares subject to such Horizon RSUs immediately prior to the Effective Time multiplied by (ii) (x) the Consideration divided by (y) the volume weighted average of the per share closing price of Amgen Common Stock on the Nasdaq Global Select Market (as reported in the Eastern Edition of The Wall Street Journal or, if not reported thereby, another authoritative source) for five trading days ending on the second business day prior to the completion of the Acquisition.

In connection with the completion of the Acquisition, trading of the Horizon Shares on the Nasdaq Global Select Market (the “Nasdaq”) was halted and the Horizon Shares will be delisted from the Nasdaq. Pursuant to the terms of the Transaction Agreement, Amgen and Horizon will take steps to cause the Horizon Shares to be deregistered under the Securities Exchange Act of 1934 (the “Exchange Act”) as promptly as practicable following the Effective Time.

The foregoing descriptions of the Transaction Agreement and Appendix 3 to the Rule 2.7 Announcement (the “Conditions Appendix”) do not purport to be complete and are subject to, and qualified in their entireties by, the full text of the Transaction Agreement and the Conditions Appendix, which were filed as Exhibit 2.1 and Exhibit 2.2, respectively, to the Current Report on Form 8-K filed by Amgen with the SEC on December 12, 2022, and are incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off- Balance Sheet Arrangement of a Registrant.

As previously reported, on December 22, 2022, Amgen entered into a Term Loan Credit Agreement (the “Term Loan Credit Agreement”) among Amgen, Citibank, N.A. (“Citibank”), as administrative agent, Bank of America, N.A. (“Bank of America”), as syndication agent, Citibank, Bank of America, Goldman Sachs Bank USA and Mizuho Bank, Ltd., as lead arrangers and book runners, and Goldman Sachs Bank USA and Mizuho Bank, Ltd., as documentation agents. On October 6, 2023, Amgen borrowed $4 billion under the Term Loan Credit Agreement to fund a portion of the Consideration paid to Horizon shareholders and to pay other funding obligations and fees in connection with the Acquisition.

The description of the Term Loan Credit Agreement contained in this Item 2.03 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Term Loan Credit Agreement, which was filed as Exhibit 10.1 to Amgen’s Current Report on Form 8-K filed on December 22, 2022 and is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On October 6, 2023, Amgen issued a press release announcing the successful completion of the Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1	Transaction Agreement, dated as of December 11, 2022, by and among Amgen Inc., Pillartree Limited and Horizon Therapeutics plc., incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Amgen with the SEC on December 12, 2022.*

2.2	Appendix 3 to the Rule 2.7 Announcement, dated as of December 12, 2022 (Conditions Appendix), incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Amgen with the SEC on December 12, 2022.

99.1	Press Release, dated October 6, 2023.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

* Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: October 6, 2023	By:	/s/ Jonathan P. Graham
	Name:	Jonathan P. Graham
	Title:	Executive Vice President and General Counsel and Secretary